POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 22, 2010 TO THE PROSPECTUS DATED FEBRUARY 26, 2010 OF:

PowerShares Active AlphaQ Fund
PowerShares Active Alpha Multi-Cap Fund
PowerShares Active Low Duration Fund
PowerShares Active Mega Cap Fund
PowerShares Active U.S. Real Estate Fund

The third and fourth sentences of the first paragraph in the section titled "Summary Information—Principal Investment Strategies" for the PowerShares Active AlphaQ Fund are hereby deleted and replaced with following:

On a weekly basis, AER generates its "Master Stock List" which ranks a universe of up to 3,000 stocks, segmented by market capitalization. AER then narrows its universe to the 100 largest Nasdaq-listed stocks from the Master Stock List for the Fund (the "Q Universe"), excluding securities traded on other exchanges.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-10 12/22/10